Exhibit 99.1

The 9th Annual BIO Investor Forum James J. Egan Chief Operating Officer October 5, 2010 1

Forward-looking statements contained in this presentation are based on Sucampo’s assumptions and expectations concerning future events. They are subject to significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. Sucampo’s forward-looking statements could be affected by numerous foreseeable and unforeseeable events and developments such as regulatory delays, the failure of clinical trials, the inability to fund drug development initiatives, competitive products and other factors identified in the “Risk Factors” section of Sucampo’s Annual Report on Form 10-K and other periodic reports filed with the Securities and Exchange Commission. While Sucampo may elect to update these statements at some point in the future Sucampo specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise. In light of the significant uncertainties inherent in the forward-looking information in this presentation, you are cautioned not to place undue reliance on these forward-looking statements. 2

Sucampo: A Biopharmaceutical Company

Amitiza®

- Only FDA approved drug for chronic idiopathic constipation (CIC) in adults
- Only FDA approved drug for irritable bowel syndrome with constipation (IBS-C) in women
- Marketing authorization approved (Nov 2009) in Switzerland for CIC indication
- Phase 3 trial in opioid-induced bowel dysfunction (OBD) to initiate late 2010
- U.S + Canadian commercial rights held by Takeda, commercial rights in Japan held by Abbott

Rescula®

- FDA approved for lowering intra-ocular pressure (IOP) in glaucoma and ocular hypertension in patients who are intolerant of or insufficiently responsive to other IOP lowering medications
- In-licensed US + Canadian development and marketing rights in April 2009
- Awaiting FDA approval of label-enhancing supplemental NDA (sNDA) before re-launch in U.S.
- Designing trials for additional indications, based on partner's breakthrough clinical results

A deep pipeline leveraging prostone technology, expertise

- Cobiprostone for prevention of NSAID-induced gastric ulcers in Phase 2
- SPI-017 for peripheral arterial disease going into Phase 2
- Additional prostones in preclinical development, such as SPI-3608

Strong financial position

- $114.4 million in cash and investments (as of June 30, 2010)

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Amitiza Answers Unmet Medical Needs • Represents a major market opportunity – More than 14 IBS-U S million (CIC and IBS C) new diagnoses each year in U.S. • Offers proven safety and efficacy for long-term usage – Efficacy + tolerability are similar for both genders + across age groups for CIC – 90% of nausea events diminish after first week of use – Competing products recommended for short-term use only • and predictable Provides quick relief of symptoms – Between 57%-63% of CIC patients respond within 24 hours and remain responsive – IBS-C patients were twice as likely to achieve overall response than those receiving placebo • Differentiated mechanisms of action – In CIC, Amitiza activates chloride ion channels, promoting fluid secretion  – In IBS-C, Amitiza activates chloride ion channels and promotes mucosal barrier protection 4

Amitiza: Chronic Idiopathic Constipation*  Phase 3 pivotal trial design • 2 multicenter trials, both randomized, parallel-group, enrolled 479 patients • Administered 24 mcg gel capsule of Amitiza or placebo twice daily • 4 treatment week period preceded by 2 week baseline period • Entry criteria: modified Rome II criteria for functional constipation • Primary efficacy endpoint: change from baseline in number of spontaneous after 1 bowel movements (SBMs) week of treatment • Secondary endpoints included: • SBMs at weeks 2, 3 and 4 • Percentage of patients with a within 24 hours of first dose • Time to first SBM  •Barish CF. Dig Dis Sci 2010; 55: 1090-1097 •Johanson JF et al Am J Gastroenterol. 2008:103:170-177 5

Amitiza: Chronic Idiopathic Constipation*

Phase 3 Trials Results

Amitiza met the primary endpoint with statistical significance ($p<0.0001$), as Amitiza patients experienced statistically significantly greater mean numbers of SBMs at Week 1 as compared to placebo patients (5.5 / 5.9 vs. 3.5 / 4.0)

Secondary endpoint results:

- In each week of the trials, Amitiza patients had significantly higher frequency of SBMs at all weeks except week 2
- Significantly higher percentage of Amitiza patients experienced a SBM within 24 hours of first dose as compared to placebo (57-61.3% vs. 32-37%)
- Time to first SBM was significantly shorter in Amitiza patients than with placebo

Approved by FDA for CIC in January 2006

- * Barish CF, et al *Dig Dis Sci* 2010; 55: 1090-1097
- Johanson JF et al *Am J Gastroenterol*. 2008:103:170-177

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Phase 3 Results in CIC: Amitiza* + Zelnorm** Amitiza Mean Change in SBMs 24 mcg bid Placebo Study 0431 3.63 - 4.26 1.26 -1.88 Study 0432 3 67 – 4 62 1 84 - 2 46 Zelnorm 3.67 4.62 1.84 2.46 SBMs/Week 2 mg bid 6 mg bid Placebo Study 2301 1.6 2.0 0.9 Study 2302 2.0 1.9 1.0 * Barish CF, et al Dig Dis Sci 2010; 55: 1090-1097 **Zelnorm FDA GI Adv Cmte Briefing Document Johanson JF et al Am J Gastroenterol. 2008:103:170-177   7

Amitiza: Irritable Bowel Syndrome with Constipation* y Design of two Phase 3 trials • 2 multicenter trials identically designed, parallel-groups randomized, parallel • 1,171 patients, all in U.S., received 8 mcg Amitiza gel capsule or placebo twice daily • 12 week treatment period after a 2 week baseline period • Entry criteria: all patients met Rome II criteria for Constipation-Predominant IBS • To measure relief, patients responded to a weekly question: How would you rate your relief of IBS symptoms over the past week compared to how you felt before you entered the study?” • 7-point scale used to rate relief: “significantly relieved,” “moderately relieved,” “a little bit relieved,” “unchanged,” “a little bit worse,” “moderately worse,” “significantly worse” Endpoint • Primary endpoint was percentage of overall responders in drug and placebo groups • An overall responder was a monthly responder for at least 2 of the 3 months of the study * Drossman DA, Chey WD, Johanson JF et al, Aliment Pharmacol Ther 2009 Feb;29(3):329-41       8

Amitiza: Phase 3 IBS-C Overall Responder Rate*

Overall Responders	8 mcg bid	Placebo	
Study '431	13.8%	7.8%	p=0.029
Study '432	12.1%	5.7%	p=0.023
Pooled	13.0%	6.8%	p=0.001

**Drossman DA, Chey WD, Johanson JF et al, Aliment Pharmacol Ther 2009 Feb;29(3):329-41*

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IBS-C phase 3 Results: Overall Responders Amitiza* + Zelnorm** Study 8 mcg bid Placebo Amitiza ‘431 13.8 7.8 p=0.029 ‘432 12.1 5.7 p=0.023 Changed Zelnorm Study 4 mg 12 mg Placebo 4 mg 12 mg Placebo ‘301 28.8 26.2 20.5 38.8 38.4 30.2 Original Responder Definition Responder Definition p value 0.056 0.116 0.033 0.033 ‘307 25.5 26.5 28.2 38.3 42.2 37.0 p value 0.703 0.703 0.837 0.284 ‘351 29.4 26.2 22.1 38.9 45.7 33.3 l 0 200 0 370 0 314 0 016 10 Amitiza: Drossman DA et al, Aliment PharmacolTher 2009 Feb;29(3):329-41 Zelnorm: FDA GI AdvCmteBriefing Document

Amitiza: Further Opportunities OBD Management of Opioid-induced Bowel Dysfunction in non-malignant pain patients (OBD) • 4.5 Million patients in U.S. suffer from OBD • Conducted two phase 3 trials, one reached statistical significance for primary endpoint • Sucampo to conduct another phase 3 trial to obtain approval, Takeda to share costs • successful Phase 3 Design of trial: • Randomized, placebo-controlled, multi-center , ~ 450 OBD patients per trial • One 24-mcg gel capsule of lubiprostone or placebo twice each day • 12 week treatment period P • Permitted concomitant pain medications included: fentanyl, methadone, morphine and oxycontin • Primary endpoint: change from baseline in SBM frequency at Week 8 without reduction 11 in dose of study pain medication

Amitiza: Data from Successful Phase 3 Pivotal OBD Trial * Management of Opioid-induced Bowel Dysfunction in non malignant pain patients (OBD) non-• Reported results phase 3 trial (OBD0631) reported at DDW 2010 • Patients in ‘631 trial taking lubiprostone achieved a statistically significant (p=0.02) greater increase in the mean number of SBMs per week in 8 of the 12 weeks of the trial as compared to placebo patients • The percentage of patients in ‘631 trial who achieved a SBM within 24 hours and 48 hours was significantly higher with lubiprostone as compared to placebo (p=0.0126 at 24 hours, and p=0.0360 at 48 hours) • Statistical significance was achieved for the overall change from baseline in constipation-associated symptom secondary endpoints in ‘631 trial 12 * DDW 2010, Abstract #780958

Amitiza: Solid Cardiovascular Safety Data* • No clinically significant QTc prolongation was observed when healthy volunteers y g p g y were administered lubiprostone at a single 24 or 144 mcg dose • No clinically significant QTc prolongation was reported when constipated patients were dosed daily for 3 weeks with varying doses of lubiprostone • These findings indicate that lubiprostone treatment does not increase the risk of  QT l ti TdP associated with QTc prolongation • Cumulative safety information for lubiprostone administered to patients with chronic constipation or irritable bowel syndrome with constipation are consistent • No serious cardiac adverse events attributable to lubiprostone have been reported to date 13 * Sprenger C, Copa A, Morganroth J, Panas R, Ueno R. Effect of lubiprostone, a unique agent for the treatment of chronic idiopathic constipation, on clinical electocardiographic results. Gastroenterology 2007; 132(4 Suppl 2): A-3225 [abstract S2136]

Key Terms of Agreements with Takeda • Takeda shall exert best efforts to commercialize and market Amitiza in the U.S. and Canada – Currently covers two indications: CIC in adults and IBS-C in adult women – Takeda holds right of first refusal to additional GI indications – Takeda records U S sales all U.S. sales, Sucampo receives a royalty – Sucampo retains all other rights – Takeda also has rights to Amitiza in Canada, but not yet launched 26% • Sucampo’s tiered royalty rate: 18% to of annual net sales • Sucampo reimbursed for majority of GI clinical development costs • Sucampo has received a total of $ 150 million in upfront and development milestone payments as of 6/30/2010 • Sucampo receives up to $4.5 million/year to support co-promotion efforts in the Long-Term Care, Hospitals and Department of Defense segment of the 14 market

Net Sales of Amitiza Since Launch in April 2006 $ 193 $209 $155 $108 $31 15 2006 2007 2008 2009 2010 (6 Months) $ in Millions

Amitiza: Agreement with Abbott Japan • A key element in Sucampo’s international growth strategy for Amitiza • Abbott received exclusive rights to commercialize lubiprostone in Japan for CIC, and right of first refusal for additional indications in Japan • If successfully developed, Sucampo will supply finished product to Abbott • Sucampo retains right to co-promote Amitiza in Japan and to develop Amitiza for additional indications • Sucampo has received a total of $17.5 million in upfront and milestone payments from Abbott (as of June 30, 2010) • Sucampo designed and managed the recently reported successful phase 3 efficacy and safety trials in Japanese CIC patients 16

Amitiza: Future Opportunities in Japan

Japanese Phase 3 efficacy trial

- Primary efficacy endpoint reached statistical significance (p=0.001)*
- Double-blind, placebo-controlled multi-center trial, evaluated 124 patients
- Dose: Placebo or lubiprostone 24-mcg soft gel capsule, twice daily, for 28 days

Japanese Phase 3 long-term safety trial

- An open-label, multi-center trial with 209 patients
- Dose: one lubiprostone 24-mcg gel capsule twice a day for 48 weeks
- Interim results through Week 24 of 48-week trial show lubiprostone is safe and well tolerated

** Sucampo Press Release, August 5, 2010*

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Rescula: A Differentiated Ophthalmic Drug

- Rescula eye-drops are a prostone-based drug, not a prostaglandin
- FDA-approved for lowering of IOP in primary open-angle glaucoma (POAG) and ocular hypertension patients who are intolerant of or are insufficiently responsive to other IOP lowering medications; not currently available in U.S.
- **A unique mechanism of action**:
  - Rescula activates Maxi K channels in neurons and contractile cells
  - Lowers IOP by increased outflow of aqueous humor through trabecular meshwork and uveoscleral pathway
  - Increases both retinal and choroidal components of ocular blood flow to optic nerve
  - Maintains visual field in glaucoma patients; inhibits apoptosis of retinal neurons and ischemia induced degeneration of optic nerve fibers in non-clinical studies
- Sucampo submitted data developed after Rescula's FDA approval in 2000 in an sNDA (August 2009); will complete our label discussions with FDA before finalizing US launch plans
- Sucampo plans to initiate clinical studies to support filings for additional indications

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Rescula: In-Licensed from R-Tech Ueno • Sucampo licensed Rescula’s US and Canada rights from R-Tech Ueno (RTU) in April 2009 • Gained exclusive rights to commercialize Rescula in the U.S. and Canada for approved indications and right of first refusal to additional indications for which RTU d l R l develops Rescula • Also received the right to develop Rescula for additional ophthalmic indications • RTU is responsible for clinical and commercial supply of Rescula to Sucampo • Sucampo paid an upfront payment of $3 million to RTU and responsible for additional milestone payments p y • Sucampo is responsible for development, regulatory and commercialization activities and expenses in the U.S. and Canada 19

Rescula Phase 2 Retinitis Pigmentosa Trial* • R-Tech Ueno recently disclosed results of its recently completed Phase 2 clinical trial of UF-021 in retinitis pigmentosa (RP) patients • Trial design: multi-center, randomized, double-blind, three parallel group, placebocontrolled trial; enrolled 112 mid- to late-stage RP patients; at 6 sites in Japan • Patients received either one drop, two drops of active drug or placebo twice a day for 24 weeks • Primary endpoint was change from baseline in the mean retina sensitivity of the central 2-degrees of the ocular fundus as measured with an MP-1 microperimeter Phase 2 showed dose-results a dose dependent improvement in visual function in RP patients and had no severe adverse effects 20 * R-Tech Ueno press releases of June 3, 2010 and July 15, 2010

Future Opportunities: Cobiprostone - Phase 2 Results * Percent of Ulcers Weeks pp p 40% Patients With at 12 30% 30% 20 7% 20.7% Greatest reduction with Naproxen + Placebo Naproxen + Cobi 18 mcg 54 mcg compared to naproxen + placebo 21 Naproxen + Cobi 36 mcg Naproxen + Cobi 54 mcg *DDW 2010, oral presentation 780837

Sucampo’s Clinical Product Opportunities p pp Phase 3 Preclinical Phase 2 Phase 1 Filed Amitiza ( lubiprostone) Discovery) Opioid-induced Bowel Dysfunction (OBD) in Non-Malignant Pain Patients CIC in Japanese Patients CIC -- Swiss Marketing Authorization Application Approved Prevention of Neo-Rescula Cobiprostone Choroidal Neo Vascular Formation in dry AMD Diabetic Macular Edema (DME) SPI-017 Prevention of NSAID-Induced Ulcers Peripheral 22 Arterial Disease in Japanese Patients

Prostones Fuel Sucampo’s Growth and Deep Product Pipeline Fatty Acids Prostones Amitiza® Cobiprostone SPI-017 (SPI 8811) (lubiprostone) Other Prostones Rescula® (unoprostone isopropyl) SPI-CIC (24 mcg) approved January 2006 IBS-C (8 mcg) approved A il 2008 Several compounds selected for preclinical Reported phase 2 trial for prevention of NSAID-induced gastric ulcers Planning phase 2 trial for peripheral arterial disease Re-launch in US Phase 2 protocols for new indications under development 23 April development

Prostones Work As Potassium and Chloride Channel Activators

Potassium channels activation
Produce → Hyperpolarisation, Cell Protection

Chloride channels activation
Promotes → Fluid Secretion, Tight junction

Potential Therapeutic Targets

Gastrointestinal
- ✓ OBD
- ✓ Gastric ulcer
- ✓ Inflammatory bowel disease, etc.

Ophthalmology
- ✓ Glaucoma
- ✓ Macular Edema
- ✓ Dry AMD
- ✓ Retinitis Pigmentosa

Cardiovascular
- ✓ Peripheral arterial disease (PAD)
- ✓ Myocardial infarction
- ✓ Arterial hypertension, etc.

Oncology
- ✓ Chemoprotection
- ✓ Secondary prevention (adjuvant)

Urology
- ✓ Overactive bladder
- ✓ Erectile dysfunction, etc.

CNS
- ✓ Stroke
- ✓ Alzheimer's disease
- ✓ Parkinson's disease
- ✓ Epilepsy
- ✓ Amyotrophic lateral sclerosis (ALS) etc.
- ✓ Spinal stenosis

Pulmonary
- ✓ Chronic obstructive pulmonary disease (COPD)
- ✓ Asthma, etc.

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Sucampo’s Position Sucamp's Financial Results and (In millions, except per share data) 2007 2008 2009 2010 YTD As of June 30 (6 months) Product Royalty Revenue $27.5 $34.4 $38.3 $19.4 R&D Revenue* $59.4 $72.3 $24.0 $6.8 Total Revenue $91.9 $112.1 $67.4 $28.6 Net Income/(Loss) $13.2 $25.0 ($0.8) ($2.3) Earnings $0 35 $0 59 ($0 02) ($0 05) Per Share (diluted) 0.35 0.59 0.02) 0.05) Cash and Investments $86.1 $121.5 $118.3 $114.4 25 *R&D Revenue includes reimbursement of clinical trial expenses, and revenue recognized from milestone payments for filing and approval of sNDA for IBS-C (in 2007 and 2008, respectively). Sucampo’s

Sucampo’s 2010 Milestones • Switzerland Plan commercialization of Amitiza in Switzerland, based on pricing negotiations with Swiss authorities √ Report phase 3 efficacy trial results of Amitiza in Japanese CIC patients • Initiate a phase 3 trial of Amitiza in OBD patients Initiate phase 2 trial of • Rescula in dry AMD • Submit NDA in Japan with results to date of Amitiza in CIC program √ Complete phase 1 trial of SPL-017 for peripheral arterial disease (PAD) in Japanese patients 26 •Complete Amitiza for OBD phase 3 follow-on safety extension trial

The 9th Annual BIO I Investor Forum James J. Egan Chief Operating Officer 27 October 5, 2010 .